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                                                                  EXHIBIT 10.7





                        PROVIDENT BANKSHARES CORPORATION
                     NON-EMPLOYEE DIRECTORS' SEVERANCE PLAN


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                                TABLE OF CONTENTS
                                                                          PAGE
                                                                          ----


PREAMBLE...................................................................  1

                                    ARTICLE I
                      ESTABLISHMENT AND PURPOSE OF THE PLAN

      Section 1.1       Establishment of Plan..............................  1
      Section 1.2       Applicability of Plan..............................  1
      Section 1.3       Contractual Right to Benefits......................  1

                                   ARTICLE II
                          DEFINITIONS AND CONSTRUCTION

      Section 2.1       Definitions........................................  2
      Section 2.2       Usage       .......................................  3

                                  ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

      Section 3.1       Participation......................................  3
      Section 3.2       Duration of Participation..........................  4

                                   ARTICLE IV
                                SEVERANCE BENEFIT

      Section 4.1       Right to Severance Benefit.........................  4
      Section 4.2       Severance Benefit..................................  4
      Section 4.4       Time and Method of Payment.........................  4

                                    ARTICLE V
                     OTHER RIGHTS AND BENEFITS NOT AFFECTED

      Section 5.1       Other Benefits.....................................  5
      Section 5.2       Director Status....................................  5

                                   ARTICLE VI
                        SUCCESSOR TO THE BANK..............................  5

      Section 6.1       Successor's Obligations............................  5



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                                   ARTICLE VII
                       DURATION, AMENDMENT AND TERMINATION

      Section 7.1       Amendment and Termination..........................  5
      Section 7.2       Form of Amendment..................................  6

                                  ARTICLE VIII
                                  MISCELLANEOUS

      Section 8.1       No Attachment......................................  6
      Section 8.2       Expenses...........................................  6
      Section 8.3       Applicable Law.....................................  6
      Section 8.4       Severability.......................................  6
      Section 8.5       Unfunded Status......................................6



                                      (ii)

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                        PROVIDENT BANKSHARES CORPORATION
                     NON-EMPLOYEE DIRECTORS' SEVERANCE PLAN


                                    PREAMBLE


WHEREAS, Provident Bankshares Corporation (the "Corporation") wishes to recognize the value of the services provided by the members of its Board of Directors who are not employees of the Corporation ("Eligible Directors"); and

WHEREAS, the Corporation wishes to provide its Eligible Directors with severance benefits in the event of a change in control of the Corporation; and

WHEREAS, the Corporation has determined that the implementation of a plan to provide severance benefits to its Eligible Directors in the event of a change in control will best serve its interests in attracting and retaining valued Eligible Directors.

NOW, THEREFORE, the Corporation hereby establishes a plan, to be known as the Provident Bankshares Corporation Non-Employee Directors' Severance Plan, as set forth herein:


                                    ARTICLE I
                      ESTABLISHMENT AND PURPOSE OF THE PLAN

SECTION 1.1       ESTABLISHMENT OF PLAN
                  ---------------------

As of the Effective Date (as defined in Section 2.1), the Corporation hereby establishes a severance benefit plan to be known as the "Provident Bankshares Corporation Non-Employee Directors' Severance Plan" (the "Plan"). The purpose of the Plan is to provide Eligible Directors with severance benefits upon a Change of Control (as defined in Section 2.1) of the Corporation.

SECTION 1.2       APPLICABILITY OF PLAN
                  ---------------------

The benefits provided by this Plan shall be available only to Eligible Directors of the Corporation.

SECTION 1.3       CONTRACTUAL RIGHT TO BENEFITS
                  -----------------------------

This Plan establishes and vests in each Eligible Director a contractual right to the benefits to which each Eligible Director is entitled hereunder, enforceable by the Eligible Director against the Corporation.



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                                   ARTICLE II
                          DEFINITIONS AND CONSTRUCTION

SECTION 2.1       DEFINITIONS
                  -----------

Whenever used in the Plan, the following terms shall have the meanings set forth below.

"Bank" means Provident Bank of Maryland.
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"Beneficiary" means the person(s) designated by the Participant on the
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Beneficiary Designation Form to receive benefits, if any, to which the
Participant was entitled at the time of the Participant's death.

"Board" means the Board of Directors of the Corporation.
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"Change in Control" means an event of a nature that: (i) would be required to be
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reported in response to Item 1(a) of the current report on Form 8-K, as in effect on the date hereof, pursuant to Sections 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); or (ii) results in a Change in Control of the Bank or the Corporation within the meaning of the Change in Bank Control Act and the Rules and Regulations promulgated by the Federal Deposit Insurance Corporation ("FDIC") at 12 C.F.R. ss. 303.4(a) with respect to the Bank, and the Board of Governors of the Federal Reserve System ("FRB") at 12 C.F.R. ss. 225.41(b) with respect to the Corporation, as in effect on the date hereof; or (iii) without limitation such a Change in Control shall be deemed to have occurred at such time as (A) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Bank or the Corporation representing 10% or more of the Bank's or the Corporation's outstanding securities except for any securities of the Bank purchased by the Corporation or any securities of the Bank or the Corporation purchased by any employee benefit plan of the Bank or the Corporation, or (B) individuals who constitute the Board on the date hereof (the "Incumbent Board") cease for any reason to constitute at least a majority thereof, provided that any person becoming a Director subsequent to the date hereof whose election was approved by a vote of at least 75% of the Directors comprising the Incumbent Board, or whose nomination for election by the Corporation stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (B), considered as though he were a member of the Incumbent Board, or (C) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Corporation or similar transaction occurs in which the Bank or Corporation is not the resulting entity, or (D) a solicitation of stockholders of the Corporation, by someone other than the current management of the Corporation, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Corporation or Bank with one or more corporations, a result of which the outstanding shares of the class of securities then subject to such plan or transaction are exchanged for or converted into cash or property or securities not


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issued by the Bank or the Corporation, or (E) a tender offer is made for 20% or more of the voting securities of the Bank or Corporation then outstanding.

"Code" means the Internal Revenue Code of 1986, as amended from time to time,
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and any successor thereto.

"Corporation" means Provident Bankshares Corporation.
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"Director" means a member of the Board.
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"Eligible Director" means a member of the Board who is not an employee of the
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Corporation, its subsidiaries, or any corporation or business organization that is under common control with the Corporation, as determined under Sections 414(b) and 414(c) of the Code.

"Effective Date" means January 1, 1997.
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"Participant" means an Eligible Director who participates under this Plan
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pursuant to Section 3.1.

"Plan" means the Provident Bankshares Corporation Non-Employee Directors'
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Severance Plan.

"Retainer Fee" means the annual fee paid by the Corporation to an individual for
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serving as a Director.

"Retirement Age" means age sixty-eight (68).
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"Severance Benefit" means the benefit payable to a Participant pursuant to
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Sections 4.1 and 4.2.

"Successor Organization" means the organization succeeding the Corporation
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immediately following a Change in Control.

SECTION 2.2       USAGE
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Except where otherwise clearly indicated by the context, any masculine terminology used herein shall include the feminine and vice versa and the definition of any term herein in the singular shall include the plural and vice versa.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

SECTION 3.1       PARTICIPATION
                  -------------

All Eligible Directors shall participate in this Plan.


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SECTION 3.2       DURATION OF PARTICIPATION
                  -------------------------

An Eligible Director shall become a Participant in this Plan immediately upon becoming an Eligible Director. A Participant shall cease to be a Participant in the Plan immediately upon ceasing to be an Eligible Director, unless his status as an Eligible Director terminates as a result of a Change in Control. An individual's status as an Eligible Director shall be deemed to have terminated as a result of a Change in Control if he is not appointed or elected to the board of directors of the Successor Organization within thirty (30) days of the Change in Control or if his services as a director are terminated, other than reason of attaining Retirement Age, by the Corporation on the Successor Organization within one (1) year following the Change in Control.


                                   ARTICLE IV
                                SEVERANCE BENEFIT

SECTION 4.1       RIGHT TO SEVERANCE BENEFIT
                  --------------------------

A Participant shall be entitled to receive a Severance Benefit from the Corporation upon a Change in Control; providing, however, that such Severance Benefit will be reduced or eliminated pursuant to Sections 4.2(b) and 4.2(c) if the Participant has attained Retirement Age or continues to serve as a director for the Corporation or the Successor Organization immediately following the Change in Control.

SECTION 4.2       SEVERANCE BENEFIT
                  -----------------

      (a) Following a Change in Control, a Participant shall be entitled to a Severance Benefit equal to five (5) times the Corporation's Retainer Fee for such Participant in effect immediately preceding the Change in Control.

      (b) Notwithstanding Section 4.2(a), if a Participant continues to director for the Corporation or the Successor Organization immediately following the Change in Control, and if his retainer fee received for the Corporation or Successor Organization following the Change in Control is less than his Retainer Fee immediately before the Change in Control, and, provided further, if his services as a director are terminated by either the Corporation or the Successor Organization within one (1) year following the Change in Control, his Severance Benefit shall be equal to his Severance Benefit under Section 4.2(a), less the retainer fee paid by the Corporation or Successor Organization following the Change in Control.

SECTION 4.4       TIME AND METHOD OF PAYMENT
                  --------------------------

The Payment to which a Participant is entitled shall be paid to the Participant by the Corporation or the Successor Organization, in cash and in full, as soon as practicable following the date of the Change in Control and not later than thirty (30) days following such date. If any Participant should die after termination of his services but before all amounts have been paid, such unpaid amounts shall be paid to the Participant's named Beneficiary, if

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living, otherwise to the personal representative on behalf of or for the benefit of the Participant's estate.


                                    ARTICLE V
                     OTHER RIGHTS AND BENEFITS NOT AFFECTED

SECTION 5.1       OTHER BENEFITS
                  --------------

Neither the provisions of this Plan nor the Severance Benefit provided for under
Section 4.2 shall reduce any amounts otherwise payable, or in any way diminish the Participant's rights as an Eligible Director of the Corporation, whether existing now or hereafter, under any benefit, incentive, retirement, deferrred compensation, stock option, stock bonus, stock ownership or any service agreement or other plan or arrangement.

SECTION 5.2       DIRECTOR STATUS
                  ---------------

The adoption of this Plan does not confer upon any Participant any right to continue to serve as an Eligible Director nor shall it interfere in any way with the right of the Corporation to terminate its relationship with any of its directors at any time.

                                   ARTICLE VI
                              SUCCESSOR TO THE BANK

SECTION 6.1       SUCCESSOR'S OBLIGATIONS
                  -----------------------

The Corporation shall require any successor or assignee, whether direct or indirect, by purchase, merger, consolidation or otherwise, to all or substantially all the business or assets of the Corporation, expressly and unconditionally to assume and agree to perform the Corporation's obligations under this Plan.


                                   ARTICLE VII
                       DURATION, AMENDMENT AND TERMINATION

SECTION 7.1       AMENDMENT AND TERMINATION
                  -------------------------

The Plan may be terminated or amended in any respect and at any time by resolution adopted by a majority of the Board, unless a Change in Control has previously occurred. If a Change in Control occurs, the Plan no longer shall be subject to amendment, change, substitution, deletion, revocation or termination in any respect whatsoever, until such date as all Participants who became entitled to Severance Benefits under the Plan shall have received such benefits in full.

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SECTION 7.2       FORM OF AMENDMENT
                  -----------------

The form of any proper amendment or termination of the Plan shall be a written instrument signed by a duly authorized officer or officers of the Corporation, certifying that the amendment or termination has been approved by the Board. A proper amendment of the Plan automatically shall effect a corresponding amendment to each Participant's rights hereunder. A proper termination of the Plan automatically shall effect a termination of all Participants' rights and benefits hereunder.



                                  ARTICLE VIII
                                  MISCELLANEOUS

SECTION 8.1       NO ATTACHMENT
                  -------------

      (a) Except as required by law, no right to receive payments under this Plan shall be subject to anticipation, commutation, alienation, sale, assignment, encumbrance, charge, pledge, or hypothecation, or to execution, attachment, levy, or similar process or assignment by operation of law, and any attempt, voluntary or involuntary, to affect such action shall be null, void, and of no effect.

      (b) This Plan shall be binding upon, and inure to the benefit of, Eligible Directors and the Corporation and their respective successors and assigns.

SECTION 8.2       EXPENSES
                  --------

All reasonable legal fees and other expenses paid or incurred by a Participant pursuant to any dispute or question of interpretation relating to this Plan shall be paid or reimbursed by the Corporation or the Successor Organization if the Participant is successful on the merits pursuant to legal judgment, arbitration or settlement.

SECTION 8.3       APPLICABLE LAW
                  --------------

The laws of the State of Maryland shall be the controlling law in all matters relating to the Plan to the extent not preempted by Federal law.

SECTION 8.4       SEVERABILITY
                  ------------

If a provision of this Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

SECTION 8.5       UNFUNDED STATUS
                  ---------------

The Plan is intended to constitute an "unfunded" plan for the payment of severance benefits. With respect to any payments not yet made to a Participant, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the


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Corporation. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan, provided, however, that, unless the Board otherwise determines with the consent of the affected Participant, the existence of such trusts or other arrangements is inconsistent with the unfunded status of the Plan.

Having been adopted by its Board of Directors on February 19, 1997, this Plan is executed by its duly authorized officers this 19th day of February, 1997.

Attest:



/s/ Robert L. Davis                     By: /s/ Robert L. Davis
-----------------------------------         ------------------------
Secretary